EXHIBIT 99.3    Pro Forma Financial Statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are derived from our historical financial statements and give effect to the Merger with EcoSmart. The unaudited pro forma condensed consolidated balance sheets as of March 31, 2014, December 31, 2013 and December 31, 2012 and the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2014 and the years ended December 31, 2013 and December 31, 2012 were prepared as if the Merger had occurred on the first day of each of the periods presented and includes the unaudited historical condensed consolidated statements of operations for EcoSmart.

The unaudited pro forma condensed consolidated financial statements have been prepared for informational purposes only to show the effect of the Merger on a historical basis. These financial statements do not purport to be indicative of the financial position or operations that would have actually occurred had the Merger of EcoSmart’s operations been completed at those dates, nor do they project expected results of operations or financial position for any future period or date.

Findex.com, Inc.
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
March 31, 2014
(Unaudited)

	FindEx.com, Inc.	Pro Forma		Pro Forma
	(As Reported)	Adjustments		As Adjusted
Assets
Current assets:
Cash and cash equivalents	$1,229	$200	(1)	$1,429
Accounts receivable, trade, net	670	5,012	(1)	5,682
Inventories, net	474	54,214	(1)	54,688
Other current assets	3,222	---		3,222
Total current assets	5,595	59,426		65,021
Property and equipment, net	18	53,426	(1)	53,444
Intangible assets, net	6,511	484,184	(1)	490,695
Total assets	$12,124	$597,036		$609,160

Liabilities and stockholders’ deficit
Current liabilities:
Current portion of term debt	$38,783	$ ---		$38,783
Convertible debt	---	250,000	(2)	250,000
Accrued royalties	50,960	---		50,960
Accounts payable, trade	149,584	40,259	(2)	189,843
Accounts payable, related parties	93,687	---		93,687
Note payable, related party	---	239,000	(2)	239,000
Accrued payroll	145,546	---		145,546
Other current liabilities	55,476	---		55,476
Derivative liability	---	250,000	(2)	250,000
Other current liabilities from discontinued operations	114,368	---		114,368
Total current liabilities	648,404	779,259		1,427,663
Stockholders’ deficit:
Preferred stock, $.001 par value
5,000,000 shares authorized
-0- shares issued and outstanding, respectively	---	---		---
Common stock, $.001 par value
120,000,000 shares authorized,
103,635,060 shares issued and outstanding, respectively	103,635	---		103,635
Additional paid-in capital	8,217,335	---		8,217,335
Accumulated deficit	(8,957,250)	(182,223)		(9,139,473)
Total stockholders’ deficit	(636,280)	(182,223)		(818,503)
Total liabilities and stockholders’ deficit	$12,124	$597,036		$609,160

See accompanying notes.

(1) To reflect the EcoSmart assets received due to the Merger Agreement.
(2) To reflect the EcoSmart liabilities assumed due to the Merger Agreement.

Findex.com, Inc.
CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
Three Months Ended March 31, 2014
(Unaudited)

	FindEx.com, Inc.	Pro Forma		Pro Forma
	(As Reported)	Adjustments		As Adjusted

Revenues, net of reserves and allowances	$2,770	$53,656	(1)	$56,426
Cost of sales	124	35,509	(2)	35,633
Gross profit	2,646	18,147		20,793
Other operating income and expenses:
Sales and marketing expenses	100	3,461	(2)	3,561
General and administrative expenses	81,506	287,058	(2)	368,564
Product development costs	---	106,049	(2)	106,049
Total operating expenses	81,606	396,568		478,174
Loss from operations	(78,960)	(378,421)		(457,381)
Other expenses	(2,775)	(6,250)	(2)	(9,025)
Loss from operations before income taxes	(81,735)	(384,671)		(466,406)
Income tax provision	---	---		-
Net loss	$(81,735)	$(384,671)		$(466,406)

Net loss per share - basic & diluted:
Net loss per share	$ ---			$ ---

Weighted average shares outstanding:
Weighted average shares used in computing basic and diluted loss per share	103,635,060			103,635,060

See accompanying notes.

(1) To add sales from EcoSmart operations due to the Merger Agreement.
(2) To recognize costs related to EcoSmart's operations due to the Merger Agreement.

Findex.com, Inc.
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
December 31, 2013
(Unaudited)

	FindEx.com, Inc.	Pro Forma		Pro Forma
	(As Reported)	Adjustments		As Adjusted
Assets
Current assets:
Cash and cash equivalents	$125	$200	(1)	$325
Accounts receivable, trade, net	201	2,928	(1)	3,129
Inventories, net	493	71,919	(1)	72,412
Other current assets	742	---		742
Total current assets	1,561	75,047		76,608
Property and equipment, net	45	62,827	(1)	62,872
Intangible assets, net	9,900	496,062	(1)	505,962
Total assets	$11,506	$633,936		$645,442

Liabilities and stockholders’ deficit
Current liabilities:
Current portion of term debt	$28,783	$ ---		$28,783
Convertible debt	---	250,000	(2)	250,000
Accrued royalties	50,804	---		50,804
Accounts payable, trade	148,160	32,686	(2)	180,846
Accounts payable, related parties	52,879	---		52,879
Note payable, related party	---	239,000	(2)	239,000
Accrued payroll	122,560	---		122,560
Other current liabilities	48,497	---		48,497
Derivative liability	---	250,000	(2)	250,000
Other current liabilities from discontinued operations	114,368	---		114,368
Total current liabilities	566,051	771,686		1,337,737
Stockholders’ deficit:
Preferred stock, $.001 par value
5,000,000 shares authorized
-0- shares issued and outstanding, respectively	---	---		---
Common stock, $.001 par value
120,000,000 shares authorized,
103,635,060 shares issued and outstanding, respectively	103,635	---		103,635
Additional paid-in capital	8,217,335	---		8,217,335
Accumulated deficit	(8,875,515)	(137,750)		(9,013,265)
Total stockholders’ deficit	(554,545)	(137,750)		(692,295)
Total liabilities and stockholders’ deficit	$11,506	$633,936		$645,442

See accompanying notes.

(1) To reflect the EcoSmart assets received due to the Merger Agreement.
(2) To reflect the EcoSmart liabilities assumed due to the Merger Agreement.

Findex.com, Inc.
CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2013
(Unaudited)

	FindEx.com, Inc.		Pro Forma		Pro Forma
	(As Reported)		Adjustments		As Adjusted

Revenues, net of reserves and allowances		$16,092	$158,093	(1)	$174,185
Cost of sales		3,825	100,229	(2)	104,054
Gross profit		12,267	57,864		70,131
Other operating income and expenses:
Sales and marketing expenses		2,816	15,924	(2)	18,740
General and administrative expenses		269,916	541,140	(2)	811,056
Product development costs		---	85,844	(2)	85,844
Bad debt expense		738	7,242	(2)	7,980
Impairment expense		46,583	---		46,583
Total operating expenses		320,053	650,150		970,203
Loss from operations		(307,786)	(592,286)		(900,072)
Interest expense		(7,518)	(25,000)	(2)	(32,518)
Gain on intangible assets		13,000	---		13,000
Loss from continuing operations before income taxes		(302,304)	(617,286)		(919,590)
Income tax provision		---	---		---
Loss from continuing operations		$(302,304)	$(617,286)		$(919,590)
Discontinued operations:
Adjustment to sale of software product line		(9,336)	---		(9,336)
Income tax provision		---	---		---
Income from discontinued operations, net of taxes		(9,336)	---		(9,336)
Net loss		$(311,640)	$(617,286)		$(928,926)

Net loss per share - basic & diluted:
Net loss per share from continuing operations	$	---			$(0.01)
Net loss per share from discontinued operations	$	---			$ ---
Net loss per share	$	---			$(0.01)

Weighted average shares outstanding:
Weighted average shares used in computing basic and diluted loss per share		103,635,060			103,635,060

See accompanying notes.

(1) To add sales from EcoSmart operations due to the Merger Agreement.
(2) To recognize costs related to EcoSmart's operations due to the Merger Agreement.

Findex.com, Inc.
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
December 31, 2012
(Unaudited)

	FindEx.com, Inc.	Pro Forma			Pro Forma
	(As Reported)	Adjustments			As Adjusted
Assets
Current assets:
Cash and cash equivalents	$8,751	$	---		$8,751
Accounts receivable, trade, net	920		---		920
Receivable, in escrow	36,957		---		36,957
Inventories, net	2,578		56,793	(1)	59,371
Other current assets	2,537		---		2,537
Total current assets	51,743		56,793		108,536
Property and equipment, net	868		68,037	(1)	68,905
Intangible assets, net	71,169		484,235	(1)	555,404
Total assets	$123,780		$609,065		$732,845

Liabilities and stockholders’ deficit
Current liabilities:
Current portion of term debt	$28,783	$	---		$28,783
Convertible debt	---		250,000	(2)	250,000
Accrued royalties	48,955		---		48,955
Accounts payable, trade	110,982		34,298	(2)	145,280
Accounts payable, related parties	15,062		---		15,062
Note payable, related party	---		239,000	(2)	239,000
Accrued payroll	27,328		---		27,328
Other current liabilities	21,207		---		21,207
Derivative liability	---		250,000	(2)	250,000
Other current liabilities from discontinued operations	114,368		---		114,368
Total current liabilities	366,685		773,298		1,139,983
Stockholders’ deficit:
Preferred stock, $.001 par value
5,000,000 shares authorized
-0- shares issued and outstanding, respectively	---		---		---
Common stock, $.001 par value--
120,000,000 shares authorized,
103,635,060 shares issued and outstanding, respectively	103,635		---		103,635
Additional paid-in capital	8,217,335		---		8,217,335
Accumulated deficit	(8,563,875)		(164,233)		(8,728,108)
Total stockholders’ deficit	(242,905)		(164,233)		(407,138)
Total liabilities and stockholders’ deficit	$123,780		$609,065		$732,845

See accompanying notes.

(1) To reflect the EcoSmart assets received due to the Merger Agreement.
(2) To reflect the EcoSmart liabilities assumed due to the Merger Agreement.

Findex.com, Inc.
CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2012
(Unaudited)

	FindEx.com, Inc.		Pro Forma		Pro Forma
	(As Reported)		Adjustments		As Adjusted

Revenues, net of reserves and allowances		$57,593	$60,952	(1)	$118,545
Cost of sales		13,604	27,923	(2)	41,527
Gross profit		43,989	33,029		77,018
Other operating income and expenses:
Sales and marketing expenses		3,312	34,675	(2)	37,987
General and administrative expenses		371,011	542,961	(2)	913,972
Product development costs		---	180,449	(2)	180,449
Impairment expense		18,781	---		18,781
Total operating expenses		393,104	758,085		1,151,189
Loss from operations		(349,115)	(725,056)		(1,074,171)
Other expenses, net		(145)	---		(145)
Interest expense		(3,875)	(258,333)	(2)	(262,208)
Gain on debt settlement		28,504	---		28,504
Loss from continuing operations before income taxes		(324,631)	(983,389)		(1,308,020)
Income tax provision		---	---		---
Loss from continuing operations		$(324,631)	$(983,389)		$(1,308,020)
Discontinued operations:
Gain on debt settlement		26,087	---		26,087
Income tax provision		---	---		---
Income from discontinued operations, net of taxes		26,087	---		26,087
Net loss		$(298,544)	$(983,389)		$(1,281,933)

Net earnings loss per share - basic & diluted:
Net loss per share from continuing operations	$	---			$(0.02)
Net loss per share from discontinued operations	$	---			$ ---
Net loss per share	$	---			$(0.02)

Weighted average shares outstanding:
Weighted average shares used in computing basic and diluted loss per share		79,745,378			79,745,378

See accompanying notes.

(1) To add sales from EcoSmart operations due to the Merger Agreement.
(2) To recognize costs related to EcoSmart's operations due to the Merger Agreement.

NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLDIATED FINANCIAL STATEMENTS

NOTE 1 – BASIS FOR PRESENTATION

The pro forma condensed consolidated financial statements present the pro forma effects of the Merger between Findex.com, Inc. and EcoSmart. As stated within the Merger, Findex assumed substantially all of the assets and liabilities associated with EcoSmart’s operations as of July 23, 2014  As a result of the Merger, in addition to our pre-Merger FormTool consumer software business, we are now the holding company of EcoSmart, which is an operating business centered around the development of a proprietary line of state-of-the-art specialty materials coatings that have a broad range of value-adding industrial, commercial, and residential applications. Therefore and moving forward all assets and liabilities of EcoSmart, which include accounts receivable, inventory, certain accounts payable and accrued liabilities as well as notes payables, will be included in continuing operations.

The accompanying unaudited pro forma condensed consolidated financial statements are presented assuming the Merger and the EcoSmart operations occurred on the first day of each of the periods presented. The historical information presented for Findex.com, Inc. for the years ended December 31, 2013 and December 31, 2012 are derived from the audited consolidated financial statements contained in our Annual Reports on Form 10-K. The historical information presented for Findex.com, Inc. as of March 31, 2014 and the three months ended is derived from the unaudited condensed consolidated financial statements contained in our Quarterly Report on Form 10-Q along.

The pro forma financial information presented in the unaudited pro forma condensed consolidated financial statements is not necessarily indicative of the financial position and results of operations that would have been achieved had the assets and liabilities of the EcoSmart operations been acquired as of the first date of the periods presented. The results of operations presented in the unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of future operations of Findex.com, Inc. following the Merger and the acquired operations of EcoSmart.

NOTE 2 – PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma condensed consolidated financial statements have been adjusted to give effect to the Merger as follows:

a.
All asset and liability amounts attributable to EcoSmart’s operations were added to the condensed consolidated results of Findex.com, Inc. The assets related to EcoSmart’s operation are mainly comprised of (i) inventory, (ii) property and equipment and (iii) intangible assets which consist of patents and patents pending acquired from third parties. The liabilities related to EcoSmart’s operations are mainly comprised of (i) accounts payable and accrued expenses, (ii) a note payable, related party and (iii) a convertible note payable which creates a derivative liability.

b.
Revenue, cost of sales, compensation, product development, and general and administrative expenses attributable to the EcoSmart operations have been reflected as pro forma adjustments on the condensed consolidated results of Findex.com, Inc. to reflect the Merger as of the first day of each of the periods presented.

NOTE 3 - NON-RECURRING TRANSACTIONS ASSOCIATED WITH THE MERGER

Findex.com, Inc. may experience certain material non-recurring transactions associated with the Merger. Due to the uncertainty of these items, they are not included in the accompanying unaudited pro forma condensed consolidated financial statements.